Exhibit 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2009 — Quarter 4
Note: amounts are in thousands, except per share amounts
Fourth quarter (Q4), ended April 24, 2009, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
	Q4	% of	Q4	% of	Q4	Q4	Q4	Q4
	2009	sales	2008	sales	2009	2008	2009	2008

Net sales	$430,997		$436,445		$354,527	$361,077	$76,470	$75,368
Cost of sales	129,851	30.1%	128,878	29.5%	24.5%	25.5%	56.3%	48.9%
Operating wages	146,725	34.1%	150,424	34.5%	39.1%	39.5%	10.5%	10.6%
Other operating	65,658	15.2%	72,138	16.5%	17.6%	18.7%	4.2%	6.1%
S,G, & A	36,820	8.5%	38,264	8.8%	6.0%	6.3%	20.5%	20.3%
Depr. & amort.	20,944	4.9%	19,722	4.5%	5.3%	4.9%	2.7%	2.7%

Operating income	30,999	7.2%	27,019	6.2%	7.5%	5.1%	5.8%	11.4%

Interest	2,791	0.7%	3,105	0.7%

Pre-tax income	28,208	6.5%	23,914	5.5%

Income taxes	7,134	1.6%	7,850	1.8%

Net income	$21,074	4.9%	$16,064	3.7%

EPS — basic	$0.69		$0.52
EPS — diluted	$0.69		$0.52

Dividends paid per share	$0.16		$0.14

Weighted average shares outstanding:

Basic	30,704		30,791
Dilutive stock options	40		160

Diluted	30,744		30,951

Shares outstanding at quarter end	30,712		30,611
•	Income taxes, as a percentage of pre-tax income, were 25.3% vs. 32.8%
Fiscal 2009 — Quarter 4 p 1

Consolidated Q4 Review:
•	Net sales decreased 1.2% ($431.0 million vs. $436.4 million).

•	Operating income increased 14.7% ($31.0 million vs. $27.0 million).

•	Pre-tax income increased 18.0% ($28.2 million vs. $23.9 million).

•	Effective tax rate was 25.3% compared to 32.8%.

•	Net income increased 31.2% ($21.1 million vs. $16.1 million).

•	Diluted EPS was $0.69 vs. $0.52.

•	The fourth quarter results of fiscal 2008 included the impact of the following:
•	Consolidated and restaurant results included a net pre-tax gain of $0.7 million on asset disposals that is reflected in S,G&A.
•	The company adopted SFAS 123(R), which requires the expensing of stock options, in the first quarter of FY07. The company significantly reduced the issuance of stock options and implemented a performance incentive plan which predominantly uses restricted stock as the award. The pre-tax expenses of adopting SFAS 123(R) and issuing awards under the plan are:
(amounts in thousands)

	Q4 FY 09	Q4 FY 08	Total FY 09	Total FY 08
	Actual *	Actual *	Actual	Actual
Stock options	$101	$124	$1,238	$810
New plan (excluding options)	848	668	6,483	5,470
Total	$949	$792	$7,721	$6,280

*	Expense is reflected in S, G & A: $749 and $597 in 2009 and 2008, respectively, in the restaurant segment and $200 and $195 in 2009 and 2008, respectively, in the food products segment.
Fiscal 2009 — Quarter 4 p 2

Restaurant Q4 Review:
•	Overall restaurant sales decreased 1.8% ($354.5 million vs. $361.1 million).

•	Nominal same-store sales decreased 1.6% at Bob Evans Restaurants and decreased 7.1% at Mimi’s.

•	Operating income increased 44.3% ($26.6 million vs. $18.4 million).

•	Operating margin was 7.5% compared to 5.1%.

•	Restaurants in operation at quarter end were: 570 Bob Evans Restaurants and 144 Mimi’s. 571 Bob Evans Restaurants and 132 Mimi’s were in operation a year ago.

•	Restaurant openings, by quarter:
Bob Evans Restaurants:

Fiscal Year	Beginning Total	Q1	Q2	Q3	Q4	Full Year	Closings	Ending Total

2009	571	0	0	0	1	1	2	570
2008	579	0	0	1	1	2	10	571
2007	587	4	1	3	2	10	18	579
2006	591	6	6	3	5	20	24	587
2005	558	11	12	10	4	37	4	591
Mimi’s Cafes:

Fiscal Year	Beginning Total	Q1	Q2	Q3	Q4	Full Year	Closings	Ending Total

2009	132	3	4	2	3	12	0	144
2008	115	1	2	8	6	17	0	132
2007	102	2	1	3	7	13	0	115
2006	92	1	2	1	6	10	0	102
2005	81	0	3	4	4	11	0	92
Consolidated Restaurants:

Fiscal Year	Beginning Total	Q1	Q2	Q3	Q4	Full Year	Closings	Ending Total

2009	703	3	4	2	4	13	2	714
2008	694	1	2	9	7	19	10	703
2007	689	6	2	6	9	23	18	694
2006	683	7	8	4	11	30	24	689
2005	639	11	15	14	8	48	4	683
Fiscal 2009 — Quarter 4 p 3

•	Rebuilt restaurant openings, by quarter:

Fiscal Year	Q1	Q2	Q3	Q4	Full Year

2009	1	3	0	0	4
2008	2	2	1	3	8
2007	1	1	1	1	4
2006	6	4	3	1	14
2005	3	5	0	2	10
•	Bob Evans Restaurants same-store sales analysis (24-month core; 543 restaurants):

	Fiscal 2009			Fiscal 2008			Fiscal 2007
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real

May	4.4	2.8	1.6	0.9	2.0	(1.1)	(1.2)	3.1	(4.3)
June	0.9	2.9	(2.0)	4.0	2.6	1.4	(4.1)	3.0	(7.1)
July	1.1	2.9	(1.8)	4.4	2.6	1.8	(5.6)	3.0	(8.6)

Q1	2.0	2.9	(0.9)	3.2	2.4	0.8	(3.9)	3.0	(6.9)

August	(0.6)	2.9	(3.5)	4.3	2.6	1.7	(4.2)	3.0	(7.2)
September	0.1	2.9	(2.8)	0.4	2.6	(2.2)	5.0	2.4	2.6
October	(0.9)	2.9	(3.8)	(1.9)	1.8	(3.7)	3.0	2.4	0.6

Q2	(0.5)	2.9	(3.4)	0.7	2.3	(1.6)	1.3	2.6	(1.3)

November	(3.1)	3.5	(6.6)	2.1	2.8	(0.7)	0.6	1.9	(1.3)
December	3.8	3.2	0.6	1.1	3.2	(2.1)	3.3	1.3	2.0
January	(5.7)	3.0	(8.7)	1.2	2.3	(1.1)	2.4	2.3	0.1

Q3	(1.3)	3.3	(4.6)	1.5	2.8	(1.3)	2.1	1.8	0.3

February	(1.5)	3.2	(4.7)	3.3	2.4	0.9	(0.7)	2.4	(3.1)
March	(1.9)	3.2	(5.1)	0.1	2.4	(2.3)	1.2	2.4	(1.2)
April	(1.6)	3.2	(4.8)	1.7	2.4	(0.7)	2.1	1.9	0.2

Q4	(1.6)	3.2	(4.8)	1.7	2.4	(0.7)	1.0	2.2	(1.2)

Fiscal year	(0.3)	3.1	(3.4)	1.8	2.5	(0.7)	0.1	2.4	(2.3)
Fiscal 2009 — Quarter 4 p 4

•	Mimi’s Cafe same-store sales analysis (24-month core; 102 restaurants):

	Fiscal 2009			Fiscal 2008			Fiscal 2007
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real

May	(5.0)	2.6	(7.6)	(0.4)	4.0	(4.4)	0.3	2.5	(2.2)
June	(6.0)	2.7	(8.7)	(0.1)	4.0	(4.1)	(1.0)	2.5	(3.5)
July	(8.1)	2.7	(10.8)	(1.5)	3.9	(5.4)	1.9	2.6	(0.7)

Q1	(6.5)	2.7	(9.2)	(0.7)	4.0	(4.7)	0.4	2.5	(2.1)

August	(7.2)	2.7	(9.9)	(1.9)	3.9	(5.8)	0.5	2.6	(2.1)
September	(8.2)	2.7	(10.9)	(2.0)	3.9	(5.9)	3.3	2.4	0.9
October	(9.3)	2.8	(12.1)	(0.8)	3.7	(4.5)	2.2	2.7	(0.5)

Q2	(8.3)	2.7	(11.0)	(1.5)	3.8	(5.3)	2.0	2.6	(0.6)

November	(10.4)	3.0	(13.4)	(1.9)	2.8	(4.7)	2.2	2.9	(0.7)
December	(2.0)	2.8	(4.8)	(1.8)	2.8	(4.6)	2.7	3.4	(0.7)
January	(9.6)	2.2	(11.8)	(2.4)	2.2	(4.6)	2.8	4.7	(1.9)

Q3	(6.8)	2.7	(9.5)	(2.0)	2.6	(4.6)	2.6	3.6	(1.0)

February	(7.9)	2.2	(10.1)	(5.2)	2.1	(7.3)	2.6	4.6	(2.0)
March	(7.2)	1.2	(8.4)	(4.3)	2.6	(6.9)	(0.2)	5.0	(5.2)
April	(6.4)	1.2	(7.6)	(6.0)	2.6	(8.6)	1.3	5.0	(3.7)

Q4	(7.1)	1.5	(8.6)	(5.3)	2.4	(7.7)	1.2	4.9	(3.7)

Fiscal year	(7.2)	2.4	(9.6)	(2.4)	3.2	(5.6)	1.6	3.4	(1.8)
•	Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi’s

Average annual store sales ($) — FY09	$1,779,000	$3,094,000

Q4 FY09 day part mix (%):
Breakfast	31%	21%
Lunch	38%	40%
Dinner	31%	39%

Q4 FY09 check average ($)	$8.07	$10.79
•	Quarterly restaurant sales by concept:

Q4 2009
Bob Evans Restaurants	$248,209,000
Mimi’s Cafes	106,318,000

Total	$354,527,000
Fiscal 2009 — Quarter 4 p 5

Food Products Q4 Review:
•	Net sales increased 1.5% ($76.5 million vs. $75.4 million).

•	Comparable pounds sold increased 3%.

•	Operating income decreased 48.4% ($4.4 million vs. $8.6 million).

•	Operating margin was 5.8% compared to 11.4%.

•	Average sow cost increased 84% ($51.00 per cwt vs. $27.00 per cwt). Historical sow cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3	Q4	Average

2009	$29.00	$51.00	$49.00	$51.00	$45.00
2008	$42.00	$40.00	$31.00	$27.00	$35.00
2007	$37.00	$41.00	$39.00	$36.00	$38.00
2006	$48.00	$46.00	$43.00	$37.00	$43.00
•	Comparable pounds sold review (principally sausage products and refrigerated potatoes):

Fiscal Year	Q1	Q2	Q3	Q4	Average

2009	13%	11%	(6%)	3%	6%
2008	4%	2%	8%	5%	5%
2007	13%	11%	4%	5%	8%
2006	6%	10%	12%	11%	10%
•	Net sales review (dollars in thousands):

	Q4	Q4
	2009	2008

Gross sales	$91,474	$91,422
Less: promotions	(14,252)	(14,563)
Less: returns and allowances	(752)	(1,491)

Net sales	$76,470	$75,368
Fiscal 2009 — Quarter 4 p 6

Note: amounts are in thousands, except per share amounts
Year-to-date (YTD), ended April 24, 2009, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
	YTD	% of	YTD	% of	YTD	YTD	YTD	YTD
	2009	sales	2008	sales	2009	2008	2009	2008

Net sales	$1,750,512		$1,737,026		$1,439,090	$1,445,034	$311,422	$291,992

Cost of sales	537,085	30.7%	517,358	29.8%	25.1%	25.5%	56.4%	51.0%
Operating wages	597,806	34.1%	604,198	34.8%	39.2%	39.6%	11.1%	11.2%
Other operating	280,393	16.0%	282,029	16.2%	18.4%	18.4%	4.9%	5.4%
S,G, & A	156,965	9.0%	149,070	8.6%	6.6%	6.3%	20.0%	19.9%
Depr. & amort.	81,934	4.7%	77,131	4.4%	5.1%	4.8%	2.6%	2.7%
Goodwill & other intangibles impairment	67,962	3.9%	0	0%	4.7%	0%	0%	0%

Operating income	28,367	1.6%	107,240	6.2%	0.9%	5.4%	5.0%	9.8%

Interest	12,306	0.7%	10,990	0.7%

Pre-tax income	16,061	0.9%	96,250	5.5%

Income taxes	21,207	1.2%	31,374	1.8%

Net income (loss)	$(5,146)	(0.3)%	$64,876	3.7%

EPS — basic	$(0.17)		$1.96
EPS — diluted	$(0.17)		$1.95

Dividends paid per share	$0.60		$0.56

Weighted average shares outstanding:

Basic	30,744		33,065
Dilutive stock options	0		250

Diluted	30,744		33,315

Shares outstanding at quarter end	30,712		30,611
•	Income taxes, as a percentage of pre-tax income, were 29.4% (excluding nondeductible goodwill impairment charge of $56,162) in fiscal 2009 vs. 32.6% in fiscal 2008
Fiscal 2009 — Quarter 4 p 7

Balance Sheet Summary:

(in thousands)	Apr. 24, 2009	April 25, 2008

Cash and equivalents	$13,606	$7,669
Assets held for sale	—	570
Other current assets	66,654	62,635
Net property, plant and equipment	1,002,692	999,011
Goodwill and other intangible assets	43,904	112,686
Other non-current assets	20,792	24,465

Total assets	$1,147,648	$1,207,036

Current portion of long-term debt	$26,904	$26,904
Line of credit	67,000	138,500
Other current liabilities	151,901	160,800
Long-term debt	176,192	133,096
Other long-term liabilities	127,945	135,111
Stockholders’ equity	597,706	612,625

Total liabilities and equity	$1,147,648	$1,207,036
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Certain statements in this report that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. We discuss these factors and events, along with certain other risks, uncertainties and assumptions, under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 25, 2008, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.
Fiscal 2009 — Quarter 4 p 8